UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Hidden Ridge Irving, Texas	75038
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 18, 2021, Pioneer Natural Resources Company (the “Company”) completed the public offering of $750.0 million aggregate principal amount of the Company’s 0.550% Senior Notes that will mature May 15, 2023 (the “New Notes”), pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated May 10, 2021, by and among the Company and Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

The Company issued the New Notes pursuant to an indenture, dated June 26, 2012 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the New Notes by a fifth supplemental indenture, dated May 18, 2021 (the “Fifth Supplemental Indenture”), by and between the Company and the Trustee.

The Base Indenture was filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.5 to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-241031) filed with the Commission on August 5, 2020 (the “Registration Statement”). The Fifth Supplemental Indenture is filed as Exhibit 4.1 hereto, and the terms and conditions thereof are incorporated herein by reference. The form of the New Notes (the “Global Note”) issued pursuant to the Fifth Supplemental Indenture is filed as Exhibit 4.2 hereto, and the terms and conditions of the Global Note are incorporated herein by reference. The Global Note is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

The Company offered the New Notes pursuant to the prospectus supplement dated May 10, 2021 (the “Prospectus Supplement”), to the prospectus dated August 5, 2020, which forms a part of the Registration Statement. The material terms of the New Notes are described in the Prospectus Supplement.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events

On May 18, 2021, the Company completed its public offering of the New Notes pursuant to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K.

Also on May 18, 2021, the Company completed the previously-announced redemption of the 7.750% Senior Notes due 2025 of Double Eagle III Midco 1 LLC and Double Eagle Finance Corporation.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 10, 2021, by and among Pioneer Natural Resources Company and Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters party thereto.

4.1	Fifth Supplemental Indenture, dated May 18, 2021, by and between Pioneer Natural Resources Company and Wells Fargo Bank, National Association.

4.2	Form of 0.550% Senior Notes due 2023 (included as Exhibit A to Exhibit 4.1 hereto).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P.(contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Mark H. Kleinman
Mark H. Kleinman
Executive Vice President and General Counsel

Dated: May 18, 2021